Exhibit 99.1

Akari Therapeutics and Peak Bio Announce Definitive Agreement to

Merge as Equals Creating an Expanded Pipeline That Features a

Novel Antibody Drug Conjugate (ADC) Toolkit

BOSTON, MA and PLEASANTON, CA – March 5, 2024 (GLOBE NEWSWIRE) — Akari Therapeutics, Plc (Nasdaq: AKTX), a late-stage biotechnology company developing advanced therapies for autoimmune and inflammatory diseases, and Peak Bio Inc. (OTC: PKBO), a clinical-stage biopharmaceutical company focused on developing therapeutics in areas of inflammation and oncology announce a definitive agreement to merge as equals in an all-stock transaction. The combined entity will operate as Akari Therapeutics, Plc, which is expected to continue to be listed and trade on the Nasdaq Capital Market as AKTX.

Following closing, the company will have an expanded pipeline that contains multiple compelling assets spanning early and late development stages. An assessment of the pipeline is planned, including program prioritization, updated timelines, near-term value creation opportunities, and other considerations. Key highlights of the merger include:

Peak’s innovative ADC toolkit and lead program

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The merged pipeline features a robust ADC toolkit with novel payload and linker technologies. By combining chemotherapy with immunotherapy strategies, the merged company aims to develop cutting-edge solutions for cancer patients. In addition, the program includes a novel pre-clinical ADC candidate targeting TROP-2.

Multiple compelling assets spanning early and late stages

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Akari’s nomacopan is a bispecific recombinant inhibitor of complement C5 and leukotriene B4 (LTB4) being evaluated in a Phase 3 clinical trial for pediatric hematopoietic stem cell transplant-related thrombotic microangiopathy (HSCT-TMA). It has potential to be the first approved treatment for HSCT-TMA, a rare complication of stem cell transplantation that has an 80% mortality rate among severe adult and pediatric patients.

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Akari’s long-acting version of nomacopan (PASylated-nomacopan) is in the final stages of pre-clinical development for geographic atrophy (GA). It has the potential to address significant unmet patient needs including a longer dose interval between intravitreal injections and reduction of choroidal neovascularization (CNV) risk that is associated with approved complement-only inhibitors currently used in GA treatment.

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Peak Bio’s Phase 2-ready PHP-303 program is targeting alpha-1 antitrypsin deficiency (AATD). The program was licensed from Bayer Healthcare and is a 5th generation neutrophil elastase inhibitor (NEI) targeting the inflammatory aspects of AATD, a rare condition.

Strategic focus

•	The merged company is expected to emphasize business development and licensing with broad potential impact on patients.

Proven leadership

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Leadership has extensive strategic and operational experience. Hoyoung Huh, M.D., Ph.D. is expected to serve as incoming Chairman of the Board of the combined entity. Dr. Huh is currently Chairman of the Board of Directors at Pliant Therapeutics and co-founder of BridgeBio Pharma. He is former Chairman of Geron Corporation, CytomX Therapeutics, Epizyme, and is a former partner at McKinsey & Company.

The post-merger Board of Directors will consist of three directors selected by each company and one independent director jointly selected.

Transaction Details

Under the terms of the agreement, Peak stockholders will receive a number of Akari ordinary shares (represented by American Depositary Shares) for each share of Peak stock they own, as determined on the basis of the exchange ratio described in the agreement. The exchange is expected to result in implied equity ownership in the combined company of approximately 50% for Akari shareholders and approximately 50% for Peak stockholders on a fully-diluted basis, subject to adjustment under certain circumstances, including based on each party’s relative level of net cash at the closing of the proposed transaction.

Timing and Approvals

The transaction is expected to close late in the second quarter of this year subject to the satisfaction of customary closing conditions, including approval by the shareholders of both companies.

Legal Advisors

Goodwin Procter LLP is serving as legal advisor to Akari and DLA Piper LLP is serving as legal advisor to Peak Bio.

About Akari Therapeutics

Akari Therapeutics, plc (Nasdaq: AKTX) is a biotechnology company developing advanced therapies for autoimmune and inflammatory diseases. Akari’s lead asset, investigational nomacopan, is a bispecific recombinant inhibitor of complement C5 activation and leukotriene B4 (LTB4) activity. Akari’s pipeline includes a Phase 3 clinical trial program investigating nomacopan for pediatric hematopoietic stem cell transplant-related thrombotic microangiopathy (HSCT-TMA).

Akari has been granted Orphan Drug, Fast Track and Rare Pediatric Disease designations from the FDA for nomacopan for the treatment of pediatric HSCT-TMA and orphan drug designation from the European Commission for treatment in hematopoietic stem cell transplantation. Akari’s pipeline also includes pre-clinical research of long-acting PAS-nomacopan in geographic atrophy (GA).

For more information about Akari, please visit akaritx.com.

About Peak Bio, Inc.

Peak Bio is a clinical-stage biopharmaceutical company focused on developing therapeutics addressing significant unmet needs in the areas of oncology and inflammation. The Peak Bio pipeline includes an antibody-drug-conjugate (ADC) platform that includes novel toxins and linkers coupled with important cancer antibody targets and a Phase 2-ready neutrophil elastase inhibitor for alpha1 anti-trypsin deficiency disorder (AATD).

The Peak Bio’s clinical asset includes a Phase 2-ready program. PHP-303 was licensed from Bayer Healthcare in which Peak Bio has conducted additional clinical studies to advance the program. PHP-303 is a neutrophil elastase inhibitor (NEI) targeting alpha-1 antitrypsin deficiency (AATD) that is in development with the potential for best-in-class properties including increased potency and selectivity, and oral versus infused administration.

For more information about Peak Bio, please visit peak-bio.com.

Cautionary Note Regarding Forward-Looking Statements

This communication relates to the proposed transaction pursuant to the terms of the Merger Agreement, by and among Akari, Pegasus Merger Sub, Inc., and Peak Bio. This communication includes express or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), about the proposed transaction between Peak Bio and Akari and the operations of the combined company that involve risks and uncertainties relating to future events and the future performance of Akari and Peak Bio. Actual events or results may differ materially from these forward-looking statements. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,”

“potential,” “continue,” “future,” “opportunity” “will likely result,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the business combination and related matters, including, but not limited to, satisfaction of closing conditions to the proposed transaction, prospective performance and opportunities with respect to Akari or Peak Bio, post-closing operations and the outlook for the companies’ businesses; Akari’s, Peak Bio’s or the combined company’s targets, plans, objectives or goals for future operations, including those related to Akari’s and Peak Bio’s product candidates, research and development, product candidate introductions and product candidate approvals as well as cooperation in relation thereto; projections of or targets for revenues, costs, income (or loss), earnings per share, capital expenditures, dividends, capital structure, net financials and other financial measures; future economic performance, future actions and outcome of contingencies such as legal proceedings; and the assumptions underlying or relating to such statements.

These statements are based on Akari’s and Peak Bio’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: uncertainties as to the timing for completion of the proposed transaction; uncertainties as to Peak Bio’s and/or Akari’s ability to obtain the approval of Akari’s shareholders or Peak Bio’s stockholders required to consummate the proposed transaction; the possibility that competing offers will be made by third parties; the occurrence of events that may give rise to a right of one or both of Akari and Peak Bio to terminate the merger agreement; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived on a timely basis or at all, including the possibility that a governmental entity may prohibit, delay, or refuse to grant approval, if required, for the consummation of the proposed transaction (or only grant approval subject to adverse conditions or limitations); the difficulty of predicting the timing or outcome of consents or regulatory approvals or actions, if any; the possibility that the proposed transaction may not be completed in the time frame expected by Akari and Peak Bio, or at all; the risk that Akari and Peak Bio may not realize the anticipated benefits of the proposed transaction in the time frame expected, or at all; the effects of the proposed transaction on relationships with Akari’s or Peak Bio’s employees, business or collaboration partners or governmental entities; the ability to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; significant or unexpected costs, charges or expenses resulting from the proposed transaction; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the proposed transaction; potential negative effects related to this announcement or the consummation of the proposed transaction on the market price of Akari’s American Depositary Shares or Peak Bio’s common stock and/or Akari’s or Peak Bio’s operating or financial results; uncertainties as to the long-term value of Akari’s American Depositary Shares (and the ordinary shares represented thereby), including the dilution caused by Akari’s issuance of additional American Depositary Shares (and the ordinary shares represented thereby) in connection with the proposed transaction; unknown liabilities related to Akari or Peak Bio; the nature, cost and outcome of any litigation and other legal proceedings involving Akari, Peak Bio or their respective directors, including any legal proceedings related to the proposed transaction; risks related to global as well as local political and economic conditions, including interest rate and currency exchange rate fluctuations; potential delays or failures related to research and/or development of Akari’s or Peak Bio’s programs or product candidates; risks related to any loss of Akari’s or Peak Bio’s patents or other intellectual property rights; any interruptions of the supply chain for raw materials or manufacturing for Akari or Peak Bio’s product candidates, the nature, timing, cost and possible success and therapeutic applications of product candidates being developed by Akari, Peak Bio and/or their respective collaborators or licensees; the extent to which the results from the research and development programs conducted by Akari, Peak Bio, and/or their respective collaborators or licensees may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval; uncertainty of the utilization, market acceptance, and commercial success of Akari’s or Peak Bio’s product candidates, and the impact of studies (whether conducted by Akari, Peak Bio or others and whether mandated or voluntary) on any of the foregoing; unexpected breaches or terminations with respect to Akari’s or Peak Bios’s material contracts or arrangements; risks related to competition for Akari’s or Peak Bio’s product candidates; Akari’s or Peak Bio’s ability to successfully develop or commercialize Akari’s or Peak Bio’s product candidates; Akari’s, Peak Bio’s, and their collaborators’ abilities to continue to conduct current and future developmental, preclinical and clinical programs; potential exposure to legal proceedings and investigations; risks related to changes in governmental laws and related interpretation thereof, including on reimbursement, intellectual property protection and regulatory controls on testing, approval, manufacturing, development or commercialization of any of Akari’s or Peak Bio’s product candidates; unexpected increase in costs and expenses with respect to the potential transaction or Akari’s or Peak Bio’s business or operations; and risks and uncertainties related to epidemics, pandemics or other public health crises and their impact on Akari’s and Peak Bio’s respective businesses, operations, supply chain, patient enrollment and retention, preclinical and clinical trials, strategy, goals and anticipated milestones. While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. A more complete description of these and other material risks can be found in Akari’s and Peak Bios’s respective filings with the U.S. Securities and Exchange Commission (the “SEC”), including each of their Annual Reports on Form 20-F and 10-K, respectively, for the year ended December 31, 2022, subsequent periodic reports, and other documents that may be filed from time to time with the SEC.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction, which joint proxy statement/prospectus will be mailed or otherwise disseminated to Akari’s shareholders and Peak Bio’s stockholders when it becomes available.

Any forward-looking statements speak only as of the date of this communication and are made based on the current beliefs and judgments of Akari’s and Peak Bio’s management, and the reader is cautioned not to rely on any forward-looking statements made by Akari or Peak Bio. Unless required by law, neither Akari nor Peak Bio is under no duty and undertakes no obligation to update or revise any forward-looking statement after the distribution of this document, including without limitation any financial projection or guidance, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to subscribe for, buy or sell or the solicitation of an offer to subscribe for, buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of, or offer to sell or buy, securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is for informational purposes only. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, Akari and Peak Bio expect to file with the SEC a Registration Statement on Form S-4. The Registration Statement on Form S-4 will include a prospectus of Akari and a joint proxy statement of Akari and Peak Bio, and each party may also file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT ON FORM S-4, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE PROPOSED TRANSACTION.

You may obtain a free copy of the Registration Statement on Form S-4, joint proxy statement/prospectus and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Akari will be available free of charge on Akari’s website at http://investor.akaritx.com/ or by contacting Akari’s Investor Relations Department at http://investor.akaritx.com/investor-resources/contact-us. Copies of the documents filed with the SEC by Peak Bio will be available free of charge on Peak Bio’s website at https://peak-bio.com/investors or by contacting Peak Bio’s Investor Relations Department at https://peak-bio.com/contact.

Participants in the Solicitation

Akari, Peak Bio and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Akari, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Akari’s Annual Report on Form 20-F for the year ended December 31, 2022 filed with the SEC on May 1, 2023, subsequent quarterly and current reports on Form 10-Q and -K, respectively, and other documents that may be filed from time to time with the SEC. Information about the directors and executive officers of Peak Bio, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Peak Bio’s proxy statement for its 2022 Special Meeting of Stockholders, which was filed with the SEC on October 19, 2022, the Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on June 29, 2023, subsequent quarterly and current reports on Form 10-Q and Form 8-K, respectively, and other documents that may be filed from time to time with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Security holders, potential investors and other readers should read the joint proxy statement/prospectus, included in the Registration Statement on Form S-4 carefully when it becomes available before making any voting or investment decision. You may obtain free copies of these documents from Akari or Peak Bio using the sources indicated above.

For more information

Akari

Investor Contact:

Mike Moyer

LifeSci Advisors

(617) 308-4306

mmoyer@lifesciadvisors.com

Media Contact:

Eliza Schleifstein

Schleifstein PR

(917) 763-8106

eliza@schleifsteinpr.com

Peak Bio

Investor Contact and Media Contact:

Stephen LaMond, Interim CEO

Peak Bio, Inc.

(650) 477-4043

steve.lamond@peak-bio.com